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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): September 1, 1999




                                POPMAIL.COM, INC.
             (Exact name of registrant as specified in its charter)



          Minnesota                      0-23243               31-1487885
(State or other jurisdiction     (Commission File Number)    (IRS Employer
     of incorporation)                                      Identification No.)


      4801 West 81st Street, Suite 112, Bloomington, MN           55437
            (Address of principal executive offices)            (Zip Code)



                               CAFE ODYSSEY, INC.
          (Former Name or Former Address, if Changed Since Last Report)

       Registrant's telephone number, including area code: (612) 837-9917









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Item 1.  CHANGES IN CONTROL OF REGISTRANT.

          Pursuant to the Agreement (as hereinafter defined), a change of control of the Registrant may be deemed to have occurred as of the Effective Date (as hereinafter defined) as the result of a merger transaction by and between a subsidiary of the Registrant and popmail.com, inc., a Delaware corporation ("Old Popmail"). See Item 2 herein for a more detailed description of such transaction.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to an Agreement and Plan of Merger dated as of June 1, 1999 (the "Agreement") by and between the Registrant, Stephen D. King (the Registrant's principal shareholder, Chairman and Chief Executive Officer), each of the shareholders of Old Popmail and Cafe Odyssey Acquisition Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant ("Acquisition Sub"), Old Popmail merged with and into Acquisition Sub. The Registrant's shareholders approved the merger on August 19, 1999. The merger became effective on September 1, 1999 (the "Effective Date"). Prior to the date of the Agreement, there was no relationship between Old Popmail or its shareholders and the Registrant or its affiliates, officers, and directors or any of their respective associates. Following the Effective Date, the Registrant's Articles of Incorporation were amended to change its corporate name from Cafe Odyssey, Inc. to PopMail.com, inc.

         Pursuant to the Agreement, the parties closed the merger transaction into escrow on June 30, 1999, at which time Old Popmail's shareholders delivered their Old Popmail stock certificates into escrow, and the Registrant delivered certificates for its Series B Convertible Preferred Stock ("Series B") to be issued to the Popmail shareholders as consideration for the merger. The shares of Series B Preferred were issued upon consummation of the merger. The Series B is convertible in the aggregate into approximately 8,635,910 shares of the Registrant's common stock, subject to adjustment. The Registrant also issued a warrant to the Old Popmail shareholders (the "Warrant"). The Warrant is exercisable into 4,407,098 shares of the Registrant's Common Stock, subject to adjustment, representing the economic equivalent of all of the Company's options, warrants, and other securities convertible into, or exchangeable for, common stock which were outstanding on May 3, 1999. Also, as a condition of the merger, on the Effective Date a warrant exercisable into 900,000 shares (subject to adjustment) of the Registrant's Common Stock at $3.00 per share (subject to adjustment) was issued to legacy Maker, Inc.

         As an additional condition of the merger, the Registrant repaid indebtedness of Old Popmail in the amount of approximately $5.1 million to an affiliate of Old Popmail, LegacyMaker, Inc. Required financing for the merger was obtained through the private sale of $2.0 million of convertible debt to Fairview Partners, an Ohio general partnership, $2.2 million of convertible preferred shares to the Shaar Fund, Ltd., exercise of warrants in the amount of $750,000, and a promissory note in the amount of $550,000 to LegacyMaker, Inc.

         Pursuant to the terms of the Agreement, James L. Anderson, previously affiliated with Old Popmail was elected as Chairman of the Board of the Registrant, effective as of September 1, 1999.

          The foregoing is qualified in its entirety by reference to the Agreement and the Warrant which are hereby incorporated by reference herein.

Item 5.  OTHER EVENTS

         The Registrant completed a private placement of Series D 8% Convertible Preferred Stock in the amount of $2,200,000. The Registrant's Press Release dated September 1, 1999, which is filed as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired. Pursuant to Item 7(a)(4), financial statements required by this item will be filed before November 15, 1999.

         (b) Pro Forma Financial Information. Pursuant to Item 7(b)(2), financial statements required by this item will be filed before November 15, 1999.



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         (c)   Exhibits

               2.0 Agreement and Plan of Merger dated as of June 1, 1999 among Cafe Odyssey, Inc, Stephen D. King, popmail,com, inc., all of the Holders of Common Stock of popmail.com, inc. and Cafe Odyssey Acquisition Subsidiary, Inc. (incorporated herein by reference to Exhibit 2.0 of the Registrant's Current Report on Form 8-K dated June 22, 1999 and filed on June 25, 1999).

               3.1(a) Articles of Incorporation, as amended (Incorporated herein by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended April 4, 1999)

               3.1(b) Certificate of Designation of Series B Convertible
                      Preferred Stock (Incorporated herein by reference to Exhibit 3.1(b) to the Registrant's report on Form 8-K dated June 22, 1999 and filed on June 25, 1999)

               3.1(c) Certificate of Designation of Series C 8% Convertible
                      Preferred Stock (Incorporated herein by reference to Exhibit 3.1(c) to the Registrant's report on Form 8-K dated July 13, 1999 and filed on July 23, 1999)

               3.1(d) Certificate of Designation of Series D 8% Convertible
                      Preferred Stock

               3.1(e) Articles of Amendment of Articles of Incorporation filed on September 3, 1999.

               10.1 Securities Purchase Agreement, dated July 13, 1999 between the Registrant and The Shaar Fund Ltd.

               10.2 Form of Warrant issued in connection with the Series D 8% Convertible Preferred Stock

               10.3 Registration Rights Agreement, dated July 13, 1999 between the Registrant and The Shaar Fund Ltd.

               10.4 Loan Agreement by and between the Registrant and Fairview Partners dated as of August 24, 1999.

               10.5   Form of Senior Convertible Note dated August 24, 1999.

               10.6 Form of Warrant to Purchase Common Stock of the Registrant issued to Fairview Partners.

               10.7 Support Agreement dated as of August 24, 1999 among Stephen D. King, the Registrant and Fairview Partners.

               10.8 First Deed of Trust, Security Agreement and Fixture Financing Statement dated as of August 24, 1999, between the Registrant and the Public Trustee of Denver County, Colorado.

               10.9 Agreement Between Landlord and Lender dated as of August 24, 1999 by Denver Pavilions, L.P. and the Registrant.

               10.10 Escrow Agreement dated August 25, 1999, by and between Fairview Partners, the Registrant and Johnson Trust Company.

               10.11 Form of Warrant (Incorporated herein by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended April 4, 1999)

               99.1   Press Release dated September 1, 1999.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          POPMAIL.COM, INC.


Date:  September 16, 1999                 By: /s/ Thomas W. Orr
                                              ----------------------------------
                                              Name:  Thomas W. Orr
                                              Title: Chief Financial Officer





















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